UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 16, 2006

VIAVID BROADCASTING INC.
(Exact name of registrant as specified in its chapter)

NEVADA		98-0206168

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11483 Wellington Crescent, Surrey, British Columbia Canada	V3R 9H1
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code – 604-588-8146

(Former name or former address, if changed since last report)

Item 2.02 Results of Operations and Financial Condition.

         On February 16, 2006, the Company issued a press release reporting the Company’s third quarter results for the quarter ended December 31, 2005. A copy of the press release is attached to this report as Exhibit 99.1 and is being furnished pursuant to Item 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ViaVid Broadcasting, Inc. (Registrant)
By: /s/ Brian Kathler
Date: February 17, 2006	President (Principal Executive Officer and Principal Accounting Officer)